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                                                                   EXHIBIT 10.3

                               RESOLUTION OF THE
                 STOCK OPTION AND COMPENSATION COMMITTEE OF THE
                             BOARD OF DIRECTORS OF
                            APPLIED MATERIALS, INC.

                          Adopted on December 12, 1996

                    AMENDMENT OF 1995 EQUITY INCENTIVE PLAN


        WHEREAS, this Company sponsors the 1995 Equity Incentive Plan (the "1995 Plan"); and

        WHEREAS, this Committee has been presented with a form of Amendment No. 1 to the 1995 Plan to amend certain provisions of the 1995 Plan respecting restrictive stock awards;

        NOW, THEREFORE, BE IT RESOLVED, that Amendment 1 to the 1995 Plan in the form annexed hereto as Exhibit B-1, be, and it is hereby adopted; and

        RESOLVED, FURTHER, that the number of shares of Company Common Stock reserved for issuance under the 1995 Plan be increased by an amount not to exceed 11,000,000 shares.

        RESOLVED, FURTHER, that the officers of this Company be, and they hereby are, authorized and directed, jointly and severally, to take any and all steps and do any and all things which they deem necessary or advisable in order to effectuate the purposes of this resolution.



                                   EXHIBIT B


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                             AMENDMENT NO. 1 TO THE
                            APPLIED MATERIALS, INC.
                           1995 EQUITY INCENTIVE PLAN

        APPLIED MATERIALS, INC., having adopted the Applied Materials, Inc. 1995 Equity Incentive Plan (the "Plan"), hereby amends the Plan, effective as of December 12, 1996, as follows:

        1. Section 2.35 is amended by adding the following sentence as the last sentence thereof:

        Notwithstanding any contrary provision of the Plan, each Period of Restriction shall have a duration of not less than three years from the Grant Date unless otherwise approved by the holders of a majority of the Shares which are present in person or by proxy and entitled to vote at any Annual or Special Meeting of Stockholders, or unless approved by the Committee at its discretion solely by reason of death, Disability, Retirement or major capital change.

        2. Section 7.5 is amended by substituting the following sentence for the second sentence thereof:

        Subject to the minimum Period of Restriction specified in Section 2.35, the Committee, in its discretion, may accelerate the time at which any restrictions shall lapse or be removed.

        IN WITNESS WHEREOF, Applied Materials, Inc., by its duly authorized officer, has executed this Amendment No. 1 on the date indicated below.

                                        APPLIED MATERIALS, INC.



Dated: December __, 1996                By ____________________________
                                           Title:




                                  EXHIBIT B-1